Exhibit 33.h

                                                                          [LOGO]

                            MANAGEMENT'S ASSERTION ON
                     COMPLIANCE WITH REGULATION AB CRITERIA

      KeyCorp Real Estate Capital Markets, Inc. (the "Asserting Party") is responsible for assessing compliance for the transactions listed on Attachment A for the period January 1, 2007 through December 31, 2007 (the "Reporting Period"), with the servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations (the "CFR"), except for the criteria set forth in Sections 229.1122(d)(3)(i)-(iv) which the Asserting Party has concluded are not applicable to the servicing of the transactions listed on Attachment A, backed by commercial mortgage loans and serviced by the Asserting Party (the "Applicable Servicing Criteria").

      The Asserting Party has assessed compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria for the transactions listed on Attachment A backed by commercial mortgages serviced by the Asserting Party.

      Ernst & Young LLP, an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the Applicable Servicing Criteria for the Reporting Period as set forth in this assertion.

KeyCorp Real Estate Capital Markets, Inc.


By: /s/ Bryan Nitcher                     /s/ Tony Nemec
    -----------------------------------   --------------------------------------
    Bryan Nitcher                         Tony Nemec
    Senior Vice President                 Senior Vice President


    /s/ Clark Rogers                      /s/ Dan Olsen
    -----------------------------------   --------------------------------------
    Clark Rogers                          Dan Olsen
    Senior Vice President                 Senior Vice President

Date: 2/11/08

Classification: KeyCorp Public

KeyCorp Real Estate Capital Markets, Inc.
Management's Assertion on Compliance with Regulation AB Criteria
For the period of January 1 through December 31, 2007
Attachment A

Commercial Mortgage Pass-Through Certificates

      1. Banc of America Large Loan, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-BMB1, dated 08/01/2007

      2. Bank of America Commercial Mortgage, Inc, Commercial Mortgage Pass-Through Certificates, Series 2006-1, dated 03/01/2006

      3. Citigroup Commercial Mortgage Securities, Inc., Citigroup Commercial Mortgage Trust, Series 2007-FL3, dated 05/9/2007

      4. Credit Suisse First Boston Mortgage Series Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C1, dated 03/01/2006

      5. Credit Suisse First Boston Mortgage Series Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C4, dated 09/01/2006

      6. Credit Suisse First Boston Mortgage Series Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-C5, dated 12/01/2006

      7. Credit Suisse First Boston Mortgage Series Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-OMA, dated 02/10/2006

      8. Credit Suisse First Boston Mortgage Series Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-TFL1, dated 04/09/2006

      9. Credit Suisse First Boston Mortgage Series Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-TFL2, dated 11/09/2006

      10. Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-TFL1, dated 03/09/2007

      11. Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-TFL2, dated 07/09/2007

      12. Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C4, dated 09/01/2007

      13. Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C2, dated 05/01/2007

      14. Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C3, dated 06/01/2007

      15. Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C5, dated 11/01/2007

      16. Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series COMM 2007-C9, dated 08/01/2007

      17. Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series CD 2007-CD5, dated 11/01/2007

      18. Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series COMM 2007-FL14, dated 05/17/2007

      19. GE Commercial Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1, dated 05/01/2007


Classification: KeyCorp Public                                       Page 1 of 3

KeyCorp Real Estate Capital Markets, Inc.
Management's Assertion on Compliance with Regulation AB Criteria
For the period of January 1 through December 31, 2007
Attachment A

Commercial Mortgage Pass-Through Certificates

      20. Greenwich Capital Commercial Funding Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-GG11, dated 02/12/2007

      21.   Hartford Mezzanine Investors I-CRE CDO 2007-1, Ltd., dated
            08/08/2007

      22.   Highland Park CDO I, Ltd., dated 12/20/2006

      23. J. P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC20, dated 08/03/2007

      24. Key ABS LLC, Key Commercial Mortgage Pass-Through Certificates, Series 2007-SL1, dated 04/01/2007

      25. Merrill Lynch Mortgage Investors, Inc., ML-CFC Commercial Mortgage Trust Pass-Through Certificates, Series 2007-8, dated 08/01/2007

      26. Merrill Lynch Mortgage Investors, Inc., ML-CFC Commercial Mortgage Trust Pass-Through Certificates, Series 2007-9, dated 08/01/2007

      27. Merrill Lynch Mortgage Investors, Inc., ML-CFC Commercial Mortgage Trust Pass-Through Certificates, Series 2007-6, dated 04/01/2007

      28. Merrill Lynch Mortgage Investors, Inc., ML-CFC Commercial Mortgage Pass-Through Certificates, Series 2006-2, dated 06/01/2006

      29. Merrill Lynch Mortgage Investors, Inc., Merrill Lynch Floating Trust Pass-Through Certificates, Series 2006-1, dated 11/01/2006

      30. Merrill Lynch Mortgage Investors, Inc., Merrill Lynch Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2007-C1, dated 08/01/2007

      31. Merrill Lynch Mortgage Investors, Inc., ML-CFC Commercial Mortgage Pass-Through Certificates, Series 2007-5, dated 03/01/2007

      32. Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ16, dated 06/22/2007

      33. Structured Asset Securities Corporation II, LBUBS Commercial Mortgage Trust 2006-C7, dated 11/13/2006

      34. Structured Asset Securities Corporation II, Lehman Brothers Floating Rate Commercial Mortgage Trust Pass through Certificates, Series 2007-LLF C5, dated 08/09/2007

      35. Structured Asset Securities Corporation II, LB Commercial Mortgage Trust Pass through Certificates, Series 2007-C3, dated 07/11/2007

      36. Structured Asset Securities Corporation II, LBUBS Commercial Mortgage Trust 2007-C1, dated 02/12/2007

      37. Structured Asset Securities Corporation II, LB-UBS Commercial Mortgage Trust Pass through Certificates, Series 2007-C6, dated 08/13/2007


Classification: KeyCorp Public                                       Page 2 of 3

KeyCorp Real Estate Capital Markets, Inc.
Management's Assertion on Compliance with Regulation AB Criteria
For the period of January 1 through December 31, 2007
Attachment A

Commercial Mortgage Pass-Through Certificates

      38. Structured Asset Securities Corporation II, LB-UBS Commercial Mortgage Trust Pass through Certificates, Series 2007-C7, dated 11/12/2007

      39. Structured Asset Securities Corporation II, LB-UBS Commercial Mortgage Trust Pass through Certificates, Series 2007-C2, dated 04/11/2007

      40. Wachovia Commercial Mortgage Securities, Inc. Wachovia Bank Commercial Mortgage Pass-through Certificates, Series 2007-C30, dated 03/01/2007


Classification: KeyCorp Public                                       Page 3 of 3